                                                                    EXHIBIT 99.8


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
      ACC MASTER CREDIT CARD TRUST II (Formerly Chevy Chase Master Credit
                                Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:             $  2, 818,233,901.50
Beginning of the Month Finance Charge Receivables:        $     131,792,745.26
Beginning of the Month Discounted Receivables:            $               0.00
Beginning of the Month Total Receivables:                 $   2,950,026,646.76


Removed Principal Receivables:                            $               0.00
Removed Finance Charge Receivables:                       $               0.00
Removed Total Receivables:                                $               0.00


Additional Principal Receivables:                         $               0.00
Additional Finance Charge Receivables:                    $               0.00
Additional Total Receivables:                             $               0.00


Discounted Receivables Generated this Period:             $               0.00


End of the Month Principal Receivables:                   $   2,673,458,907.69
End of the Month Finance Charge Receivables:              $     131,033,039.35
End of the Month Discounted Receivables:                  $               0.00
End of the Month Total Receivables:                       $   2,804,491,947.04


Special Funding Account Balance                           $               0.00
Aggregate Invested Amount (all Master Trust II Series)    $   2,330,000,000.00
End of the Month Transferor Amount                        $     343,458,907.69
End of the Month Transferor Percentage                                   12.85%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                            RECEIVABLES

       30-59 Days Delinquent                              $      65,586,199.17
       60-89 Days Delinquent                              $      45,392,400.07
       90+ Days Delinquent                                $      93,861,474.82

       Total 30+ Days Delinquent                          $    204,840,074.06
       Delinquent Percentage                                             7.30%

Defaulted Accounts During the Month                       $     21,605,112.55

Annualized Default Percentage                                            9.20%

Principal Collections                                          372,145,006.93
Principal Payment Rate                                                  13.20%

Total Payment Rate                                                      14.17%


INVESTED AMOUNTS

       Class A Initial Invested Amount                    $    184,500,000.00
       Class B Initial Invested Amount                    $     19,125,000.00
       Class C Initial Invested Amount                    $     21,375,000.00

INITIAL INVESTED AMOUNT                                   $    225,000,000.00

       Class A Invested Amount                            $    246,000,000.00
       Class B Invested Amount                            $     25,500,000.00
       Class C Invested Amount                            $     28,500,000.00

INVESTED AMOUNT                                           $    300,000,000.00

       Class A Adjusted Invested Amount                   $    246,000,000.00
       Class B Adjusted Invested Amount                   $     25,500,000.00
       Class C Adjusted Invested Amount                   $     28,500,000.00

ADJUSTED INVESTED AMOUNT                                  $    300,000,000.00

PREFUNDED AMOUNT                                          $              0.00

FLOATING ALLOCATION PERCENTAGE                                          10.64%
PRINCIPAL ALLOCATION PERCENTAGE                                         10.64%

       Class A Principal Allocation Percentage                          82.00%
       Class B Principal Allocation Percentage                           8.50%
       Class C Principal Allocation Percentage                           9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                      39,596,228.70

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                       4,889,654.78

MONTHLY SERVICING FEE                                      $       500,000.00

INVESTOR DEFAULT AMOUNT                                    $     2,298,783.98


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                  82.00%

       Class A Finance Charge Collections                  $     4,317,016.89
       Other Amounts                                       $             0.00

TOTAL CLASS A AVAILABLE FUNDS                              $     4,317,016.89


       Class A Monthly Interest                            $       936,453.74
       Class A Servicing Fee                               $       410,000.00
       Class A Investor Default Amount                     $     1,885,002.86

TOTAL CLASS A EXCESS SPREAD                                $     1,085,560.29

CLASS A REQUIRED AMOUNT                                    $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                   8.50%

       Class B Finance Charge Collections                  $       447,495.68
       Other Amounts                                       $             0.00

TOTAL CLASS B AVAILABLE FUNDS                              $       447,495.68

       Class B Monthly Interest                            $       101,565.80
       Class B Servicing Fee                               $        42,500.00

TOTAL CLASS B EXCESS SPREAD                                $       303,429.88
CLASS B INVESTOR DEFAULT AMOUNT                                    195,396.64
CLASS B REQUIRED AMOUNT                                            195,396.64

CLASS C FLOATING ALLOCATION PERCENTAGE                                   9.50%

CLASS C MONTHLY SERVICING FEE                                       47,500.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $    1,841,632.38


       Excess Spread Applied to Class A Required Amount     $            0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                          $            0.00

       Excess Spread Applied to Class B
       Required Amount                                      $      195,396.64

       Excess Spread Applied to Reductions of               $            0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount     $      344,189.82

       Excess Spread Applied to Reductions of
       Class C Invested Amount                              $            0.00

       Excess Spread Applied to Monthly Cash                $       62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral             $            0.00
       Account

       Excess Spread Applied to Spread Account              $            0.00

       Excess Spread Applied to Reserve Account             $            0.00

       Excess Spread Applied to other amounts owed to       $            0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders             $            0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $    1,239,545.92

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $    9,736,341.72


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $            0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                              $            0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                         $            0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                              $            0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                $            0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                              $            0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                $            0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                          $            0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor         $            0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                     $            0.00

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.17%
       Base Rate (Prior Month)                                             7.24%
       Base Rate (Two Months Ago)                                          7.77%

THREE MONTH AVERAGE BASE RATE                                              7.39%

       Portfolio Yield (Current Month)                                    11.86%
       Portfolio Yield (Prior Month)                                      13.42%
       Portfolio Yield (Two Months Ago)                                   15.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.59%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                 $     39,596,228.70

REALLOCATED PRINCIPAL COLLECTIONS

             Allocable to Class C Interests                 $              0.00

             Allocable to Class B Certificates              $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $              0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                       $              0.00
       Deficit Controlled Accumulation Amount               $              0.00

CONTROLLED DEPOSIT AMOUNT                                   $              0.00


CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                       $              0.00
       Deficit Controlled Accumulation Amount               $              0.00

CONTROLLED DEPOSIT AMOUNT                                   $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $     39,596,228.70
SHARING

                                                                     Page 7
INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                $              0.00

CLASS B INVESTOR CHARGE OFFS                                $              0.00

CLASS C INVESTOR CHARGE OFFS                                $              0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $              0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                      $              0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                      $              0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                      $      9,000,000.00
       Available Cash Collateral Amount                     $      9,000,000.00



TOTAL DRAW AMOUNT                                           $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $              0.00



                                                  First USA Bank, NA
                                                  as Servicer

                                                  By: /s/ Tracie Klein
                                                      ---------------------
                                                          Tracie H. Klein
                                                          Vice President